EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder.......    $                -
                                                                                                       ------------------
    2.  The amount of distribution in respect to principal payment to the Class B Noteholder.......    $                -
                                                                                                       ------------------
    3.  The amount of distribution in respect to principal payment to the Class C Noteholder.......    $                -
                                                                                                       ------------------
    4.  The amount of distribution in respect to principal payment to the Class D Noteholder.......    $                -
                                                                                                       ------------------
II. Information regarding the current monthly interest distribution to the
Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest......................               2.70000
                                                                                                       ------------------
    2.  The amount of distribution in respect to the Class B Monthly Interest......................               3.07500
                                                                                                       ------------------
    3.  The amount of distribution in respect to the Class C Monthly Interest......................               3.70000
                                                                                                       ------------------
    4.  The amount of distribution in respect to the Class D Monthly Interest......................               5.82500
                                                                                                       ------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder......................               2.70000
                                                                                                       ------------------
    2.  The total amount of distribution in respect to the Class B Noteholder......................               3.07500
                                                                                                       ------------------
    3.  The total amount of distribution in respect to the Class C Noteholder......................               3.70000
                                                                                                       ------------------
    4.  The total amount of distribution in respect to the Class D Noteholder......................               5.82500
                                                                                                       ------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

    1. The aggregate amount of such Collections with respect to Principal
        Receivables for the Monthly Period preceding such Payment Date.............................    $   728,509,558.76
                                                                                                       ------------------
    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
        Payment Date...............................................................................    $    58,934,333.19
                                                                                                       ------------------
    3. Recoveries for the preceding Monthly Period.................................................    $     1,543,522.46
                                                                                                       ------------------
    4. The Defaulted Amount for the preceding Monthly Period.......................................    $    17,474,203.91
                                                                                                       ------------------
    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
        Period, and the denominator is the average Receivables for the preceding
        Monthly Period.............................................................................                  5.91%
                                                                                                       ------------------
    6. The total amount of Principal Receivables in the trust at the beginning
        of the preceding Monthly Period............................................................    $ 3,135,065,818.29
                                                                                                       ------------------
    7. The total amount of Principal Receivables in the trust as of the last
        day of the preceding Monthly Period........................................................    $ 3,223,666,959.35
                                                                                                       ------------------
    8. The total amount of Finance Charge and Administrative Receivables in the
        Trust at the beginning of the preceding Monthly Period.....................................    $    56,405,964.47
                                                                                                       ------------------
    9. The total amount of Finance Charge and Administrative Receivables in the
        Trust as of the last day of the preceding Monthly Period...................................    $    54,072,505.86
                                                                                                       ------------------
    10. The aggregated Adjusted Invested Amounts of all Series of Notes
         outstanding as of the last day of the preceding Monthly Period............................    $ 2,619,750,000.00
                                                                                                       ------------------
    11. The Transferor Interest as of the last day of the preceding Monthly
         Period....................................................................................    $   603,916,959.35
                                                                                                       ------------------
    12. The transferor percentage as of the last day of the preceding Monthly
         Period....................................................................................                 18.73%
                                                                                                       ------------------

13. The Required Transferor Percentage.........................................................                  6.00%
                                                                                                   ------------------
14. The Required Transferor Interest...........................................................    $   193,420,017.56
                                                                                                   ------------------
15. The monthly principal payment rate for the preceding Monthly Period........................                23.237%
                                                                                                   ------------------
16. The balance in the Excess Funding Account as of the last day of the
     preceding Monthly Period..................................................................    $                -
                                                                                                   ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                    Percentage         Aggregate
                                                     of Total           Account
                                                    Receivables         Balance
(a) Delinquent between 30 days and 59 days            1.092%        $ 35,786,174.60
(b) Delinquent between 60 days and 89 days            0.997%        $ 32,680,545.75
(c) Delinquent between 90 days and 119 days           0.865%        $ 28,342,162.84
(d) Delinquent between 120 days and 149 days          0.570%        $ 18,690,274.23
(e) Delinquent between 150 days and 179 days          0.565%        $ 18,504,240.11
(f) Delinquent 180 days or greater                    0.000%        $             -
                                                      -----         ---------------
(g) Aggregate                                         4.089%        $134,003,397.53
                                                      =====         ===============

V. Information regarding Series 2000-C

        1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of
             the last day of the related Monthly Period............................                    $   400,000,000.00
                                                                                                       ------------------
        2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C
             on the last day of the related Monthly Period.........................                    $   400,000,000.00
                                                                                                       ------------------
                                                                                       NOTE FACTORS
        3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on
             the last day of the related Monthly Period............................          1.0000    $   320,000,000.00
                                                                                                       ------------------
        4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on
             the last day of the related Monthly Period............................          1.0000    $    38,000,000.00
                                                                                                       ------------------
        5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on
             the last day of the related Monthly Period............................          1.0000    $    28,000,000.00
                                                                                                       ------------------
        6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance
             on the last day of the related Monthly Period.........................          1.0000    $    14,000,000.00
                                                                                                       ------------------
        7. The Floating Investor Percentage with respect to the period:

        April 1, 2005 through April 18, 2005                                                                   12.7589028%
                                                                                                       ------------------
        April 19, 2005 through April 27, 2005                                                                  12.2697016%
                                                                                                       ------------------
        April 28, 2005 through April 30, 2005                                                                  12.3222741%
                                                                                                       ------------------
        8. The Fixed Investor Percentage with respect to the period:

        April 1, 2005 through April 18, 2005                                                                          N/A
                                                                                                       ------------------
        April 19, 2005 through April 27, 2005                                                                         N/A
                                                                                                       ------------------
        April 28, 2005 through April 30, 2005                                                                         N/A
                                                                                                       ------------------
        9. The amount of Investor Principal Collections applicable to Series
           2000-C..................................................................                    $    91,411,091.00
                                                                                                       ------------------
        10a. The amount of Available Finance Charge Collections on deposit
             in the Collection Account on the related Payment Date.................                    $     5,581,239.48
                                                                                                       ------------------
        10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
             pursuant to Section 8.04(a) of the Master Indenture...................                    $     1,833,571.74
                                                                                                       ------------------
        11. The Investor Default Amount for the related Monthly Period.............                    $     2,160,449.11
                                                                                                       ------------------
        12. The Monthly Servicing Fee for the related Monthly Period...............                    $       666,666.67
                                                                                                       ------------------
        13. Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period.....................                                 22.24%
                                                                                                       ------------------
              b. The default rate for the related Monthly Period...................                                  6.48%
                                                                                                       ------------------
              c. The Net Portfolio Yield for the related Monthly Period............                                 15.76%
                                                                                                       ------------------
              d. The Base Rate for the related Monthly Period......................                                  5.50%
                                                                                                       ------------------
              e. The Excess Spread Percentage for the related Monthly Period ......                                 10.26%
                                                                                                       ------------------
              f. The Quarterly Excess Spread Percentage for the related Monthly
                    Period.........................................................                                  9.93%
                                                                                                       ------------------
                      i) Excess Spread Percentage related to           Apr-05                                       10.26%
                                                                                                       ------------------

              ii) Excess Spread Percentage related to          Mar-05                                       10.51%
                                                                                               ------------------
              iii) Excess Spread Percentage related to         Feb-05                                        9.01%
                                                                                               ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  April 20, 2005 through and  including May 19, 2005                    2.99000%
                                                                                               ------------------
15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related Payment
          Date (after taking into consideration deposits and withdraws for the
          related Payment Date)............................................................    $                -
                                                                                               ------------------
      b. The Accumulation Shortfall with respect to the related Monthly Period. ...........    $                -
                                                                                               ------------------
      c. The Principal Funding Investment Proceeds deposited in the Collection Account
          to be treated as Available Finance Charge Collections............................    $                -
                                                                                               ------------------
16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment Date
         (after taking into consideration deposits and withdraws for the related
         Payment Date).....................................................................    $                -
                                                                                               ------------------
      b. The Reserve Draw Amount for the related Monthly Period deposited into the
         Collection Account to be treated as Available Finance Charge Collections..........    $                -
                                                                                               ------------------
      c. Interest earnings on the Reserve Account deposited into the Collection Account
         to be treated as Available Finance Charge Collections.............................    $                -
                                                                                               ------------------
17. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date...........    $     7,000,000.00
                                                                                               ------------------
      b. The Available Cash Collateral Account Amount on the related Payment Date..........    $     7,000,000.00
                                                                                               ------------------
18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.......    $                -
                                                                                               ------------------
      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.......    $                -
                                                                                               ------------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period...............    $                -
                                                                                               ------------------

                        Advanta Bank Corp.
                        as Servicer

                        By: /s/ MICHAEL COCO
                        Name: Michael Coco
                        Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to principal payment to the Class A Noteholder.......                     -
                                                                                                       ------------------
    2.  The amount of distribution in respect to principal payment to the Class B Noteholder.......                     -
                                                                                                       ------------------
    3.  The amount of distribution in respect to principal payment to the Class C Noteholder.......                     -
                                                                                                       ------------------
    4.  The amount of distribution in respect to principal payment to the Class D Noteholder.......                     -
                                                                                                       ------------------
II. Information regarding the current monthly interest distribution to the
Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

    1.  The amount of distribution in respect to the Class A Monthly Interest......................               2.74167
                                                                                                       ------------------
    2.  The amount of distribution in respect to the Class B Monthly Interest......................               3.20000
                                                                                                       ------------------
    3.  The amount of distribution in respect to the Class C Monthly Interest......................               3.78333
                                                                                                       ------------------
    4.  The amount of distribution in respect to the Class D Monthly Interest......................               6.65833
                                                                                                       ------------------
III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

    1.  The total amount of distribution in respect to the Class A Noteholder......................               2.74167
                                                                                                       ------------------
    2.  The total amount of distribution in respect to the Class B Noteholder......................               3.20000
                                                                                                       ------------------
    3.  The total amount of distribution in respect to the Class C Noteholder......................               3.78333
                                                                                                       ------------------
    4.  The total amount of distribution in respect to the Class D Noteholder......................               6.65833
                                                                                                       ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

    1.  The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date................................................    $   728,509,558.76
                                                                                                       ------------------
    2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
         Receivables for the Monthly Period preceding such Payment Date............................    $    58,934,333.19
                                                                                                       ------------------
    3.  Recoveries for the preceding Monthly Period................................................    $     1,543,522.46
                                                                                                       ------------------
    4.  The Defaulted Amount for the preceding Monthly Period......................................    $    17,474,203.91
                                                                                                       ------------------
    5.  The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is
         the average  Receivables for the preceding Monthly Period.................................                  5.91%
                                                                                                       ------------------
    6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
         Monthly Period............................................................................    $ 3,135,065,818.29
                                                                                                       ------------------
    7.  The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period......................................................                $ 3,223,666,959.35
                                                                                                       ------------------
    8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period.................................................    $    56,405,964.47
                                                                                                       ------------------
    9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the

    preceding Monthly Period...................................................................    $    54,072,505.86
                                                                                                   ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
    last day of the preceding Monthly Period...................................................    $ 2,619,750,000.00
                                                                                                   ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period.................    $   603,916,959.35
                                                                                                   ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period...............                 18.73%
                                                                                                   ------------------
13. The Required Transferor Percentage.........................................................                  6.00%
                                                                                                   ------------------
14. The Required Transferor Interest...........................................................    $   193,420,017.56
                                                                                                   ------------------
15. The monthly principal payment rate for the preceding Monthly Period........................                23.237%
                                                                                                   ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
    Period.....................................................................................    $                -
                                                                                                   ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                   Percentage     Aggregate
                                                   of Total        Account
                                                  Receivables      Balance
(a) Delinquent between 30 days and 59 days           1.092%    $ 35,786,174.60
(b) Delinquent between 60 days and 89 days           0.997%    $ 32,680,545.75
(c) Delinquent between 90 days and 119 days          0.865%    $ 28,342,162.84
(d) Delinquent between 120 days and 149 days         0.570%    $ 18,690,274.23
(e) Delinquent between 150 days and 179 days         0.565%    $ 18,504,240.11
(f) Delinquent 180 days or greater                   0.000%    $             -
                                                     -----     ---------------
(g) Aggregate                                        4.089%    $134,003,397.53
                                                     =====     ===============

V. Information regarding Series 2001-A

    1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2001-A as of the last day of the related Monthly Period..........................                $   300,000,000.00
                                                                                                               ------------------
    2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2001-A on the last day of the related Monthly Period...................                $   300,000,000.00
                                                                                                               ------------------
                                                                                                 NOTE FACTORS
    3. The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $   240,000,000.00
                                                                                                               ------------------
    4. The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $    28,500,000.00
                                                                                                               ------------------
    5. The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $   21,000,000.00
                                                                                                               ------------------
    6. The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $    10,500,000.00
                                                                                                               ------------------
    7. The Floating Investor Percentage with respect to the period:

    April 1, 2005 through April 18, 2005                                                                                9.5691771%
                                                                                                               ------------------
    April 19, 2005 through April 27, 2005                                                                               9.2022762%
                                                                                                               ------------------
    April 28, 2005 through April 30, 2005                                                                               9.2417056%
                                                                                                               ------------------
    8. The Fixed Investor Percentage with respect to the period:

    April 1, 2005 through April 18, 2005                                                                                      N/A
                                                                                                               ------------------
    April 19, 2005 through April 27, 2005                                                                                     N/A
                                                                                                               ------------------
    April 28, 2005 through April 30, 2005                                                                                     N/A
                                                                                                               ------------------
    9. The amount of Investor Principal Collections applicable to Series 2001-A................                $    68,558,318.26
                                                                                                               ------------------
    10a. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date...................................................                $     4,185,929.60
                                                                                                               ------------------
    10b. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture.............................................................................                $     1,375,178.79
                                                                                                               ------------------
    11. The Investor Default Amount for the related Monthly Period.............................                $     1,620,336.81
                                                                                                               ------------------
    12. The Monthly Servicing Fee for the related Monthly Period...............................                $       500,000.00
                                                                                                               ------------------
    13. Trust yields for the related Monthly Period

    a. The cash yield for the related Monthly Period...............................................                 22.24%
                                                                                                       ------------------
    b. The default rate for the related Monthly Period.............................................                  6.48%
                                                                                                       ------------------
    c. The Net Portfolio Yield for the related Monthly Period......................................                 15.76%
                                                                                                       ------------------
    d. The Base Rate for the related Monthly Period................................................                  5.59%
                                                                                                       ------------------
    e. The Excess Spread Percentage for the related Monthly Period.................................                 10.17%
                                                                                                       ------------------
    f. The Quarterly Excess Spread Percentage for the related Monthly Period.......................                  9.84%
                                                                                                       ------------------
                 i) Excess Spread Percentage related to           Apr-05                                            10.17%
                                                                                                       ------------------
                 ii) Excess Spread Percentage related to          Mar-05                                            10.42%
                                                                                                       ------------------
                 iii) Excess Spread Percentage related to         Feb-05                                             8.93%
                                                                                                       ------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  April 20, 2005 through and including May 19, 2005                             2.99000%
                                                                                                       ------------------
15. Principal Funding Account

    a. The amount on deposit in the Principal Funding Account on the related Payment Date (after
       taking into consideration deposits and withdraws for the related Payment Date)..............    $                -
                                                                                                       ------------------
    b. The Accumulation Shortfall with respect to the related Monthly Period.......................    $                -
                                                                                                       ------------------
    c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
       treated as Available Finance Charge Collections.............................................    $                -
                                                                                                       ------------------

16. Reserve Account

    a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
       into consideration deposits and withdraws for the related Payment Date).....................    $                -
                                                                                                       ------------------
    b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
       Account to be treated as Available Finance Charge Collections...............................    $                -
                                                                                                       ------------------
    c. Interest earnings on the Reserve Account deposited into the Collection Account to be
       treated as Available Finance Charge Collections.............................................    $                -
                                                                                                       ------------------

17. Cash Collateral Account

    a. The Required Cash Collateral Account Amount on the related Payment Date.....................    $     5,250,000.00
                                                                                                       ------------------
    b. The Available Cash Collateral Account Amount on the related Payment Date....................    $     5,250,000.00
                                                                                                       ------------------
18. Investor Charge-Offs

    a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.................    $                -
                                                                                                       ------------------
    b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.................    $                -
                                                                                                       ------------------
19.  The Monthly Principal Reallocation Amount for the related Monthly Period......................    $                -
                                                                                                       ------------------

                Advanta Bank Corp.
                as Servicer

                By: /s/ MICHAEL COCO
                Name: Michael Coco
                Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder...............   $                  -
                                                                                                               --------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder...............   $                  -
                                                                                                               --------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder...............   $                  -
                                                                                                               --------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder...............   $                  -
                                                                                                               --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest..............................                2.65833
                                                                                                               --------------------
      2. The amount of distribution in respect to the Class B Monthly Interest..............................                3.07500
                                                                                                               --------------------
      3. The amount of distribution in respect to the Class C Monthly Interest..............................                3.95000
                                                                                                               --------------------
      4. The amount of distribution in respect to the Class D Monthly Interest..............................                7.90833
                                                                                                               --------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder..............................                2.65833
                                                                                                               --------------------
      2. The total amount of distribution in respect to the Class B Noteholder..............................                3.07500
                                                                                                               --------------------
      3. The total amount of distribution in respect to the Class C Noteholder..............................                3.95000
                                                                                                               --------------------
      4. The total amount of distribution in respect to the Class D Noteholder..............................                7.90833
                                                                                                               --------------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

      1. The aggregate amount of such Collections with respect to Principal Receivables for the
         Monthly Period preceding such Payment Date.........................................................   $     728,509,558.76
                                                                                                               --------------------
      2. The aggregate amount of such Collections with respect to Finance Charge and
         Administrative Receivables for the Monthly Period preceding such Payment Date......................   $      58,934,333.19
                                                                                                               --------------------
      3. Recoveries for the preceding Monthly Period........................................................   $       1,543,522.46
                                                                                                               --------------------
      4. The Defaulted Amount for the preceding Monthly Period .............................................   $      17,474,203.91
                                                                                                               --------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the
         Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
         is the average Receivables for the preceding Monthly Period........................................                   5.91%
                                                                                                               --------------------
      6. The total amount of Principal Receivables in the trust at the beginning of the
         preceding Monthly Period...........................................................................   $   3,135,065,818.29
                                                                                                               --------------------
      7. The total amount of Principal Receivables in the trust as of the last day of the
         preceding Monthly Period...........................................................................   $   3,223,666,959.35
                                                                                                               --------------------
      8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
         beginning of the preceding Monthly Period..........................................................   $      56,405,964.47
                                                                                                               --------------------
      9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
         the last day of the

        preceding Monthly Period.............................................................................  $      54,072,505.86
                                                                                                               --------------------
    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
        last day of the preceding Monthly Period.............................................................  $   2,619,750,000.00
                                                                                                               --------------------
    11. The Transferor Interest as of the last day of the preceding Monthly Period...........................  $     603,916,959.35
                                                                                                               --------------------
    12. The transferor percentage as of the last day of the preceding Monthly Period.........................                 18.73%
                                                                                                               --------------------
    13. The Required Transferor Percentage...................................................................                  6.00%
                                                                                                               --------------------
    14. The Required Transferor Interest.....................................................................  $     193,420,017.56
                                                                                                               --------------------
    15. The monthly principal payment rate for the preceding Monthly Period..................................                23.237%
                                                                                                               --------------------
    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
        Period...............................................................................................  $                  -
                                                                                                               --------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days        1.092%     $  35,786,174.60
(b) Delinquent between 60 days and 89 days        0.997%     $  32,680,545.75
(c) Delinquent between 90 days and 119 days       0.865%     $  28,342,162.84
(d) Delinquent between 120 days and 149 days      0.570%     $  18,690,274.23
(e) Delinquent between 150 days and 179 days      0.565%     $  18,504,240.11
(f) Delinquent 180 days or greater                0.000%     $              -
                                                  -----      ----------------
(g) Aggregate                                     4.089%     $ 134,003,397.53
                                                  =====      ================

V. Information regarding Series 2002-A

    1. The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2002-A as of the last day of the related Monthly Period..........................                $     300,000,000.00
                                                                                                               --------------------
    2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2002-A on the last day of the related Monthly Period...................                $     300,000,000.00
                                                                                                               --------------------
                                                                                                 NOTE FACTORS
    3. The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $     240,000,000.00
                                                                                                               --------------------
    4. The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $      27,750,000.00
                                                                                                               --------------------
    5. The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $      21,750,000.00
                                                                                                               --------------------
    6. The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period.........................        1.0000  $      10,500,000.00
                                                                                                               --------------------

    7. The Floating Investor Percentage with respect to the period:

    April 1, 2005 through April 18, 2005                                                                                  9.5691771%
                                                                                                               --------------------
    April 19, 2005 through April 27, 2005                                                                                 9.2022762%
                                                                                                               --------------------
    April 28, 2005 through April 30, 2005                                                                                 9.2417056%
                                                                                                               --------------------
    8. The Fixed Investor Percentage with respect to the period:

    April 1, 2005 through April 18, 2005                                                                                  9.5691771%
                                                                                                               --------------------
    April 19, 2005 through April 27, 2005                                                                                 9.2022762%
                                                                                                               --------------------
    April 28, 2005 through April 30, 2005                                                                                 9.2417056%
                                                                                                               --------------------

    9. The amount of Investor Principal Collections applicable to Series 2002-A................                $      68,558,318.26
                                                                                                               --------------------
    10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
         Account on the Related Payment Date to be treated as Servicer Interchange.............                $          62,500.00
                                                                                                               --------------------
    10b. The amount of Available Finance Charge Collections on deposit in the Collection
         Account on the related Payment Date...................................................                $       4,186,770.03
                                                                                                               --------------------
    10c. The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture.............................................................................                $       1,312,678.79
                                                                                                               --------------------

    11. The Investor Default Amount for the related Monthly Period..............................               $       1,620,336.81
                                                                                                               --------------------

    12. The Monthly Servicing Fee for the related Monthly Period ...............................               $         500,000.00
                                                                                                               --------------------

13. Trust yields for the related Monthly Period

         a. The cash yield for the related Monthly Period...................................................                  22.25%
                                                                                                               --------------------
         b. The default rate for the related Monthly Period.................................................                   6.48%
                                                                                                               --------------------
         c. The Net Portfolio Yield for the related Monthly Period .........................................                  15.77%
                                                                                                               --------------------
         d. The Base Rate for the related Monthly Period ...................................................                   5.57%
                                                                                                               --------------------
         e. The Excess Spread Percentage for the related Monthly Period ....................................                  10.20%
                                                                                                               --------------------
         f. The Quarterly Excess Spread Percentage for the related Monthly Period ..........................                   9.87%
                                                                                                               --------------------
                 i) Excess Spread Percentage related to                        Apr-05                                         10.20%
                                                                                                               --------------------
                 ii) Excess Spread Percentage related to                       Mar-05                                         10.45%
                                                                                                               --------------------
                 iii) Excess Spread Percentage related to                      Feb-05                                          8.95%
                                                                                                               --------------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from April 20, 2005 through and including May 19, 2005                                        2.99000%
                                                                                                               --------------------

15. Principal Funding Account

         a. The amount on deposit in the Principal Funding Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the related
            Payment Date)...................................................................................   $     150,000,000.00
                                                                                                               --------------------
         b. The Accumulation Shortfall with respect to the related Monthly Period ..........................   $                  -
                                                                                                               --------------------
         c. The Principal Funding Investment Proceeds deposited in the Collection Account
            to be treated as Available Finance Charge Collections ..........................................   $                  -
                                                                                                               --------------------

16. Reserve Account

         a. The amount on deposit in the Reserve Account on the related Payment Date
            (after taking into consideration deposits and withdraws for the related
            Payment Date)...................................................................................   $         375,000.00
                                                                                                               --------------------
         b. The Reserve Draw Amount for the related Monthly Period deposited into the
            Collection Account to be treated as Available Finance Charge Collections........................   $                  -
                                                                                                               --------------------
         c. Interest earnings on the Reserve Account deposited into the Collection Account
            to be treated as Available Finance Charge Collections...........................................   $             840.43
                                                                                                               --------------------

17. Cash Collateral Account

         a. The Required Cash Collateral Account Amount on the related Payment Date.........................   $       6,000,000.00
                                                                                                               --------------------
         b. The Available Cash Collateral Account Amount on the related Payment Date........................   $       6,000,000.00
                                                                                                               --------------------

18. Investor Charge-Offs

         a. The aggregate amount of Investor Charge-Offs for the related Monthly Period.....................   $                  -
                                                                                                               --------------------
         b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date.....................   $                  -
                                                                                                               --------------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period................................   $                  -
                                                                                                               --------------------

                   Advanta Bank Corp.
                   as Servicer

                   By: /s/ MICHAEL COCO
                   Name: Michael Coco
                   Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to principal payment to the Class A Noteholder........                     -
                                                                                                        -------------------
      2. The amount of distribution in respect to principal payment to the Class B Noteholder........                     -
                                                                                                        -------------------
      3. The amount of distribution in respect to principal payment to the Class C Noteholder........                     -
                                                                                                        -------------------
      4. The amount of distribution in respect to principal payment to the Class D Noteholder........                     -
                                                                                                        -------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

      1. The amount of distribution in respect to the Class A Monthly Interest.......................               2.82500
                                                                                                        -------------------
      2. The amount of distribution in respect to the Class B Monthly Interest.......................               3.95000
                                                                                                        -------------------
      3. The amount of distribution in respect to the Class C Monthly Interest.......................               5.40833
                                                                                                        -------------------
      4. The amount of distribution in respect to the Class D Monthly Interest.......................               9.15833
                                                                                                        -------------------

III. Information regarding the total monthly distribution to the Noteholder
(Stated on the basis of $1,000 original Note Principal Balance)

      1. The total amount of distribution in respect to the Class A Noteholder.......................               2.82500
                                                                                                        -------------------
      2. The total amount of distribution in respect to the Class B Noteholder.......................               3.95000
                                                                                                        -------------------
      3. The total amount of distribution in respect to the Class C Noteholder.......................               5.40833
                                                                                                        -------------------
      4. The total amount of distribution in respect to the Class D Noteholder.......................               9.15833
                                                                                                        -------------------

IV. Information regarding the performance of the Advanta Business Card Master
Trust

      1. The aggregate amount of such Collections with respect to Principal
         Receivables for the Monthly Period preceding such Payment Date..............................   $    728,509,558.76
                                                                                                        -------------------
      2. The aggregate amount of such Collections with respect to Finance Charge
         and Administrative Receivables for the Monthly Period preceding such Payment Date...........   $     58,934,333.19
                                                                                                        -------------------
      3. Recoveries for the preceding Monthly Period.................................................   $      1,543,522.46
                                                                                                        -------------------
      4. The Defaulted Amount for the preceding Monthly Period.......................................   $     17,474,203.91
                                                                                                        -------------------
      5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
         Period, and the denominator is the average Receivables for the preceding
         Monthly Period..............................................................................                  5.91%
                                                                                                        -------------------
      6. The total amount of Principal Receivables in the trust at the beginning
         of the preceding Monthly Period.............................................................   $  3,135,065,818.29
                                                                                                        -------------------
      7. The total amount of Principal Receivables in the trust as of the last
         day of the preceding Monthly Period.........................................................   $  3,223,666,959.35
                                                                                                        -------------------
      8. The total amount of Finance Charge and Administrative Receivables in
         the Trust at the beginning of the preceding Monthly Period..................................   $     56,405,964.47
                                                                                                        -------------------
      9. The total amount of Finance Charge and Administrative Receivables in
         the Trust as of the last day of the preceding Monthly Period................................   $     54,072,505.86
                                                                                                        -------------------

    10. The aggregated Adjusted Invested Amounts of all Series of Notes
        outstanding as of the last day of the preceding Monthly Period.............................         $  2,619,750,000.00
                                                                                                            -------------------
    11. The Transferor Interest as of the last day of the preceding Monthly Period.................         $    603,916,959.35
                                                                                                            -------------------
    12. The transferor percentage as of the last day of the preceding Monthly Period...............                       18.73%
                                                                                                            -------------------
    13. The Required Transferor Percentage.........................................................                        6.00%
                                                                                                            -------------------
    14. The Required Transferor Interest...........................................................         $    193,420,017.56
                                                                                                            -------------------
    15. The monthly principal payment rate for the preceding Monthly Period........................                      23.237%
                                                                                                            -------------------
    16. The balance in the Excess Funding Account as of the last day of the
        preceding Monthly Period...................................................................         $                 -
                                                                                                            -------------------
    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
(a) Delinquent between 30 days and 59 days        1.092%     $ 35,786,174.60
(b) Delinquent between 60 days and 89 days        0.997%     $ 32,680,545.75
(c) Delinquent between 90 days and 119 days       0.865%     $ 28,342,162.84
(d) Delinquent between 120 days and 149 days      0.570%     $ 18,690,274.23
(e) Delinquent between 150 days and 179 days      0.565%     $ 18,504,240.11
(f) Delinquent 180 days or greater                0.000%     $             -
                                                  -----      ---------------
(g) Aggregate                                     4.089%     $134,003,397.53
                                                  =====      ===============

V. Information regarding Series 2003-A
      1. The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2003-A as of the last day of the related Monthly Period................   $    400,000,000.00
                                                                                                             -------------------
      2. The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2003-A on the last day of the related Monthly Period             $    400,000,000.00
                                                                                                             -------------------
                                                                                              NOTE FACTORS
      3. The amount of Principal Receivables in the Trust represented by the
         Class A Note Principal Balance on the last day of the related Monthly Period...............1.0000   $    320,000,000.00
                                                                                                             -------------------
      4. The amount of Principal Receivables in the Trust represented by the
         Class B Note Principal Balance on the last day of the related Monthly Period...............1.0000   $     37,000,000.00
                                                                                                             -------------------
      5. The amount of Principal Receivables in the Trust represented by the
         Class C Note Principal Balance on the last day of the related Monthly Period...............1.0000   $     29,000,000.00
                                                                                                             -------------------
      6. The amount of Principal Receivables in the trust represented by the
         Class D Note Principal Balance on the last day of the related Monthly Period...............1.0000   $     14,000,000.00
                                                                                                             -------------------
      7. The Floating Investor Percentage with respect to the period:

      April 1, 2005 through April 18, 2005                                                                            12.7589028%
                                                                                                             -------------------
      April 19, 2005 through April 27, 2005                                                                           12.2697016%
                                                                                                             -------------------
      April 28, 2005 through April 30, 2005                                                                           12.3222741%
                                                                                                             -------------------

      8. The Fixed Investor Percentage with respect to the period:

      April 1, 2005 through April 18, 2005                                                                                   N/A
                                                                                                             -------------------
      April 19, 2005 through April 27, 2005                                                                                  N/A
                                                                                                             -------------------
      April 28, 2005 through April 30, 2005                                                                                  N/A
                                                                                                             -------------------

      9. The amount of Investor Principal Collections applicable to Series 2003-A.........................   $     91,411,091.00
                                                                                                             -------------------
      10a. The amount of the Investor Finance Charge Collections on deposit in
         the Collection Account on the Related Payment Date to be treated as Servicer Interchange.........   $         83,333.33
                                                                                                             -------------------
      10b. The amount of Available Finance Charge Collections on deposit in the
          Collection Account on the related Payment Date..................................................   $      5,581,239.48
                                                                                                             -------------------
      10c. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to Section
           8.04(a) of the Master Indenture................................................................   $      1,750,238.41
                                                                                                             -------------------
      11. The Investor Default Amount for the related Monthly Period......................................   $      2,160,449.11
                                                                                                             -------------------
      12. The Monthly Servicing Fee for the related Monthly Period........................................   $        666,666.67
                                                                                                             -------------------

13. Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period............................................                 22.24%
                                                                                                       -------------------
        b. The default rate for the related Monthly Period..........................................                  6.48%
                                                                                                       -------------------
        c. The Net Portfolio Yield for the related Monthly Period...................................                 15.76%
                                                                                                       -------------------
        d. The Base Rate for the related Monthly Period.............................................                  6.01%
                                                                                                       -------------------
        e. The Excess Spread Percentage for the related Monthly Period..............................                  9.75%
                                                                                                       -------------------
        f. The Quarterly Excess Spread Percentage for the related Monthly Period....................                  9.44%
                                                                                                       -------------------

                i) Excess Spread Percentage related to   Apr-05                                                       9.75%
                                                                                                       -------------------
                ii) Excess Spread Percentage related to   Mar-05                                                     10.00%
                                                                                                       -------------------
                iii) Excess Spread Percentage related to   Feb-05                                                     8.56%
                                                                                                       -------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from April 20, 2005 through and including May 19, 2005                               2.99000%
                                                                                                       -------------------

15. Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date)...................................................................   $                 -
                                                                                                       -------------------
        b.  The Accumulation Shortfall with respect to the related Monthly Period...................   $                 -
                                                                                                       -------------------
        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections...........................   $                 -
                                                                                                       -------------------

16. Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date).................................................................   $                 -
                                                                                                       -------------------
        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
             Collections............................................................................   $                 -
                                                                                                       -------------------
        c.  Interest earnings on the Reserve Account deposited into the Collection
             Account to be treated as Available Finance Charge Collections..........................   $                 -
                                                                                                       -------------------

17. Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date.................          8,000,000.00
                                                                                                       -------------------
        b.  The Available Cash Collateral Account Amount on the related Payment Date................   $      8,000,000.00
                                                                                                       -------------------

18. Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period.............   $                 -
                                                                                                       -------------------
        b.  The aggregate amount of Investor Charge-Offs reimbursed
             on the Payment Date....................................................................   $                 -
                                                                                                       -------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period........................   $                 -
                                                                                                       -------------------

                               Advanta Bank Corp.
                               as Servicer

                               By: /s/ MICHAEL COCO
                               Name: Michael Coco
                               Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1. The amount of distribution in respect to principal payment to the Class A Noteholder .........   $               -
                                                                                                                  -----------------
              2. The amount of distribution in respect to principal payment to the Class B Noteholder .........   $               -
                                                                                                                  -----------------
              3. The amount of distribution in respect to principal payment to the Class C Noteholder .........   $               -
                                                                                                                  -----------------
              4. The amount of distribution in respect to principal payment to the Class D Noteholder .........   $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of
    $1,000 original Note Principal Balance)

              1. The amount of distribution in respect to the Class A Monthly Interest ........................             2.78333
                                                                                                                  -----------------
              2. The amount of distribution in respect to the Class B Monthly Interest ........................             3.86667
                                                                                                                  -----------------
              3. The amount of distribution in respect to the Class C Monthly Interest ........................             5.90833
                                                                                                                  -----------------
              4. The amount of distribution in respect to the Class D Monthly Interest ........................             9.15833
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1. The total amount of distribution in respect to the Class A Noteholder ........................             2.78333
                                                                                                                  -----------------
              2. The total amount of distribution in respect to the Class B Noteholder ........................             3.86667
                                                                                                                  -----------------
              3. The total amount of distribution in respect to the Class C Noteholder ........................             5.90833
                                                                                                                  -----------------
              4. The total amount of distribution in respect to the Class D Noteholder ........................             9.15833
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

              1. The aggregate amount of such Collections with respect to Principal Receivables for the
                 Monthly Period preceding such Payment Date ...................................................   $  728,509,558.76
                                                                                                                  -----------------
              2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
                 Receivables for the Monthly Period preceding such Payment Date ...............................   $   58,934,333.19
                                                                                                                  -----------------
              3. Recoveries for the preceding Monthly Period ..................................................   $    1,543,522.46
                                                                                                                  -----------------
              4. The Defaulted Amount for the preceding Monthly Period ........................................   $   17,474,203.91
                                                                                                                  -----------------
              5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
                 Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
                 Receivables for the preceding Monthly Period .................................................                5.91%
                                                                                                                  -----------------
              6. The total amount of Principal Receivables in the trust at the beginning of the preceding
                 Monthly Period ...............................................................................   $3,135,065,818.29
                                                                                                                  -----------------
              7. The total amount of Principal Receivables in the trust as of the last day of the preceding
                 Monthly Period ...............................................................................   $3,223,666,959.35
                                                                                                                  -----------------
              8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
                 beginning of the preceding Monthly Period ....................................................   $   56,405,964.47
                                                                                                                  -----------------
              9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the
                 last day of the preceding Monthly Period .....................................................   $   54,072,505.86
                                                                                                                  -----------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
    of the preceding Monthly Period .................................................................   $ 2,619,750,000.00
                                                                                                        ------------------
11. The Transferor Interest as of the last day of the preceding Monthly Period ......................   $   603,916,959.35
                                                                                                        ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period ....................                18.73%
                                                                                                        ------------------
13. The Required Transferor Percentage ..............................................................                 6.00%
                                                                                                        ------------------
14. The Required Transferor Interest ................................................................   $   193,420,017.56
                                                                                                        ------------------
15. The monthly principal payment rate for the preceding Monthly Period .............................               23.237%
                                                                                                        ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ....   $                -
                                                                                                        ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                              Percentage        Aggregate
                                               of Total          Account
                                              Receivables        Balance
                                              -----------   ----------------
(a) Delinquent between 30 days and 59 days      1.092%      $  35,786,174.60
(b) Delinquent between 60 days and 89 days      0.997%      $  32,680,545.75
(c) Delinquent between 90 days and 119 days     0.865%      $  28,342,162.84
(d) Delinquent between 120 days and 149 days    0.570%      $  18,690,274.23
(e) Delinquent between 150 days and 179 days    0.565%      $  18,504,240.11
(f) Delinquent 180 days or greater              0.000%      $              -
                                                -----       ----------------
(g) Aggregate                                   4.089%      $ 134,003,397.53
                                                =====       ================

V. Information regarding Series 2003-B

              1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of the related Monthly Period ..........................................................  $ 300,000,000.00
                                                                                                    ----------------
              2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of the related Monthly Period ...................................................  $ 300,000,000.00
                                                                                                    ----------------
                                                                                    NOTE FACTORS
              3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
                 related Monthly Period ..........................................     1.0000       $ 240,000,000.00
                                                                                                    ----------------
              4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
                 related Monthly Period ..........................................     1.0000       $  27,750,000.00
                                                                                                    ----------------
              5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
                 related Monthly Period ..........................................     1.0000       $  21,750,000.00
                                                                                                    ----------------
              6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
                 related Monthly Period  .........................................     1.0000       $  10,500,000.00
                                                                                                    ----------------
              7. The Floating Investor Percentage with respect to the period:

              April 1, 2005 through April 18, 2005                                                         9.5691771%
                                                                                                    ----------------
              April 19, 2005 through April 27, 2005                                                        9.2022762%
                                                                                                    ----------------
              April 28, 2005 through April 30, 2005                                                        9.2417056%
                                                                                                    ----------------

              8. The Fixed Investor Percentage with respect to the period:

              April 1, 2005 through April 18, 2005                                                        N/A
                                                                                                    ----------------
              April 19, 2005 through April 27, 2005                                                       N/A
                                                                                                    ----------------
              April 28, 2005 through April 30, 2005                                                       N/A
                                                                                                    ----------------

              9. The amount of Investor Principal Collections applicable to
                 Series 2003-B....................................................................  $  68,558,318.26
                                                                                                    ----------------
              10a. The amount of Available Finance Charge Collections on deposit
                   in the Collection Account on the related Payment Date .........................  $   4,185,929.60
                                                                                                    ----------------
              10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                   pursuant to Section 8.04(a) of the Master Indenture............................  $   1,375,178.79
                                                                                                    ----------------
              11. The Investor Default Amount for the related Monthly Period .....................  $   1,620,336.81
                                                                                                    ----------------
              12. The Monthly Servicing Fee for the related Monthly Period .......................  $     500,000.00
                                                                                                    ----------------
              13. Trust yields for the related Monthly Period

              a. The cash yield for the related Monthly Period...........................................                    22.24%
                                                                                                           -----------------------
              b. The default rate for the related Monthly Period.........................................                     6.48%
                                                                                                           -----------------------
              c. The Net Portfolio Yield for the related Monthly Period .................................                    15.76%
                                                                                                           -----------------------
              d.  The Base Rate for the related Monthly Period ..........................................                     6.00%
                                                                                                           -----------------------
              e.  The Excess Spread Percentage for the related Monthly Period ...........................                     9.76%
                                                                                                           -----------------------
              f.  The Quarterly Excess Spread Percentage for the related Monthly Period .................                     9.44%
                                                                                                           -----------------------

                           i) Excess Spread Percentage related to                   Apr-05                                    9.76%
                                                                                                           -----------------------
                           ii) Excess Spread Percentage related to                  Mar-05                                   10.01%
                                                                                                           -----------------------
                           iii) Excess Spread Percentage related to                 Feb-05                                    8.56%
                                                                                                           -----------------------

14. Floating Rate Determinations:

LIBOR for the Interest Period from  April 20, 2005 through and  including May 19, 2005                                     2.99000%
                                                                                                           -----------------------
15. Principal Funding Account

              a. The amount on deposit in the Principal Funding Account on the related Payment Date
                 (after taking into consideration deposits and withdraws for the related Payment Date) ..  $                     -
                                                                                                           -----------------------
              b. The Accumulation Shortfall with respect to the related Monthly Period ..................  $                     -
                                                                                                           -----------------------
              c. The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections ..........................  $                     -
                                                                                                           -----------------------

16. Reserve Account

              a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
                 into consideration deposits and withdraws for the related Payment Date) ................  $                     -
                                                                                                           -----------------------
              b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                 Account to be treated as Available Finance Charge Collections ..........................  $                     -
                                                                                                           -----------------------
              c. Interest earnings on the Reserve Account deposited into the Collection Account to be
                 treated as Available Finance Charge Collections ........................................  $                     -
                                                                                                           -----------------------

17. Cash Collateral Account

              a. The Required Cash Collateral Account Amount on the related Payment Date ................  $          6,750,000.00
                                                                                                           -----------------------
              b. The Available Cash Collateral Account Amount on the related Payment Date ...............  $          6,750,000.00
                                                                                                           -----------------------

18. Investor Charge-Offs

              a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ............  $                     -
                                                                                                           -----------------------
              b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ............  $                     -
                                                                                                           -----------------------
19. The Monthly Principal Reallocation Amount for the related Monthly Period ............................  $                     -
                                                                                                           -----------------------

                           Advanta Bank Corp.
                           as Servicer

                           By: /s/ MICHAEL COCO
                           Name: Michael Coco
                           Title: Vice President and Treasurer

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

            1. The amount of distribution in respect to principal payment to the Class A-1 Noteholders..  $                  -
                                                                                                          --------------------
            2. The amount of distribution in respect to principal payment to the Class A-2 Noteholders..  $                  -
                                                                                                          --------------------
            3. The amount of distribution in respect to principal payment to the Class B Noteholders....  $                  -
                                                                                                          --------------------
            4. The amount of distribution in respect to principal payment to the Class C-1 Noteholders..  $                  -
                                                                                                          --------------------
            5. The amount of distribution in respect to principal payment to the Class C-2 Noteholders..  $                  -
                                                                                                          --------------------
            6. The amount of distribution in respect to principal payment to the Class D Noteholders....  $                  -
                                                                                                          --------------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

            1. The amount of distribution in respect to the Class A-1 Monthly Interest .................  $            2.76111
                                                                                                          --------------------
            2. The amount of distribution in respect to the Class A-2 Monthly Interest .................  $            2.68333
                                                                                                          --------------------
            3. The amount of distribution in respect to the Class B Monthly Interest ...................  $            3.74167
                                                                                                          --------------------
            4. The amount of distribution in respect to the Class C-1 Monthly Interest .................  $            5.78333
                                                                                                          --------------------
            5. The amount of distribution in respect to the Class C-2 Monthly Interest .................  $            4.95833
                                                                                                          --------------------
            6. The amount of distribution in respect to the Class D Monthly Interest ...................  $            8.32500
                                                                                                          --------------------

III. Information regarding the total monthly distribution to the Noteholders (Stated on the basis of
     $1,000 original Note Principal Balance)

            1. The total amount of distribution in respect to the Class A-1 Noteholders.................  $            2.76111
                                                                                                          --------------------
            2. The total amount of distribution in respect to the Class A-2 Noteholders.................  $            2.68333
                                                                                                          --------------------
            3. The total amount of distribution in respect to the Class B Noteholders...................  $            3.74167
                                                                                                          --------------------
            4. The total amount of distribution in respect to the Class C-1 Noteholders.................  $            5.78333
                                                                                                          --------------------
            5. The total amount of distribution in respect to the Class C-2 Noteholders.................  $            4.95833
                                                                                                          --------------------
            6. The total amount of distribution in respect to the Class D Noteholders...................  $            8.32500
                                                                                                          --------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

            1. The aggregate amount of such Collections with respect to Principal Receivables for the
               Monthly Period preceding such Payment Date ..............................................  $     728,509,558.76
                                                                                                          --------------------
            2. The aggregate amount of such Collections with respect to Finance Charge and
               Administrative Receivables for the Monthly Period preceding such Payment Date ...........  $      58,934,333.19
                                                                                                          --------------------
            3. Recoveries for the preceding Monthly Period .............................................  $       1,543,522.46
                                                                                                          --------------------
            4. The Defaulted Amount for the preceding Monthly Period ...................................  $      17,474,203.91
                                                                                                          --------------------
            5. The annualized percentage equivalent of a fraction, the numerator of which is the
               Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
               is the average Receivables for the preceding Monthly Period..............................                  5.91%
                                                                                                          --------------------
            6. The total amount of Principal Receivables in the trust at the beginning of the
               preceding Monthly Period ................................................................  $   3,135,065,818.29
                                                                                                          --------------------
            7. The total amount of Principal Receivables in the trust as of the last day of the
               preceding Monthly Period.................................................................  $   3,223,666,959.35
                                                                                                          --------------------
            8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
               beginning of the preceding Monthly Period................................................  $      56,405,964.47
                                                                                                          --------------------
            9. The total amount of Finance Charge and Administrative Receivables in the Trust as of
               the last day of the preceding Monthly Period.............................................  $      54,072,505.86
                                                                                                          --------------------
            10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
                last day of the preceding Monthly Period ...............................................  $   2,619,750,000.00
                                                                                                          --------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period ......................  $   603,916,959.35
                                                                                                       ------------------
12. The transferor percentage as of the last day of the preceding Monthly Period ....................               18.73%
                                                                                                       ------------------
13. The Required Transferor Percentage ..............................................................                6.00%
                                                                                                       ------------------
14. The Required Transferor Interest ................................................................  $   193,420,017.56
                                                                                                       ------------------
15. The monthly principal payment rate for the preceding Monthly Period .............................              23.237%
                                                                                                       ------------------
16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period ...  $                -
                                                                                                       ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                               Percentage       Aggregate
                                                of Total         Account
                                               Receivables       Balance
                                               -----------   ---------------
(a) Delinquent between 30 days and 59 days       1.092%      $ 35,786,174.60
(b) Delinquent between 60 days and 89 days       0.997%      $ 32,680,545.75
(c) Delinquent between 90 days and 119 days      0.865%      $ 28,342,162.84
(d) Delinquent between 120 days and 149 days     0.570%      $ 18,690,274.23
(e) Delinquent between 150 days and 179 days     0.565%      $ 18,504,240.11
(f) Delinquent 180 days or greater               0.000%      $             -
                                                 -----       ---------------
(g) Aggregate                                    4.089%      $134,003,397.53
                                                 =====       ===============

V. Information regarding Series 2003-C

              1. The amount of Principal Receivables in the Trust represented by the Invested
                 Amount of Series 2003-C as of the last day of the related Monthly Period ......................  $  300,000,000.00
                                                                                                                  -----------------
              2. The amount of Principal Receivables in the Trust represented by the Adjusted
                 Invested Amount of Series 2003-C on the last day of the related Monthly Period ................  $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS
              3. The amount of Principal Receivables in the Trust represented by the Class A-1
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $  210,000,000.00
                                                                                                                  -----------------
              4. The amount of Principal Receivables in the Trust represented by the Class A-2
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $   30,000,000.00
                                                                                                                  -----------------
              5. The amount of Principal Receivables in the Trust represented by the Class B
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $   27,750,000.00
                                                                                                                  -----------------
              6. The amount of Principal Receivables in the Trust represented by the Class C-1
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $   10,000,000.00
                                                                                                                  -----------------
              7. The amount of Principal Receivables in the Trust represented by the Class C-2
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $   11,750,000.00
                                                                                                                  -----------------
              8. The amount of Principal Receivables in the trust represented by the Class D
                 Note Principal Balance on the last day of the related Monthly Period ............    1.0000      $   10,500,000.00
                                                                                                                  -----------------
              9. The Floating Investor Percentage with respect to the period:

              April 1, 2005 through April 18, 2005                                                                        9.5691771%
                                                                                                                  -----------------
              April 19, 2005 through April 27, 2005                                                                       9.2022762%
                                                                                                                  -----------------
              April 28, 2005 through April 30, 2005                                                                       9.2417056%
                                                                                                                  -----------------

              10. The Fixed Investor Percentage with respect to the period:

              April 1, 2005 through April 18, 2005                                                                       N/A
                                                                                                                  -----------------
              April 19, 2005 through April 27, 2005                                                                      N/A
                                                                                                                  -----------------
              April 28, 2005 through April 30, 2005                                                                      N/A
                                                                                                                  -----------------

              11. The amount of Investor Principal Collections applicable to Series 2003-C......................  $   68,558,318.26
                                                                                                                  -----------------
              12a. The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date ..............................................  $    4,186,182.42
                                                                                                                  -----------------
              12b. The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a)
                   of the Master Indenture......................................................................  $    1,375,178.79
                                                                                                                  -----------------
              13. The Investor Default Amount for the related Monthly Period ...................................  $    1,620,336.81
                                                                                                                  -----------------
              14. The Monthly Servicing Fee for the related Monthly Period .....................................  $      500,000.00
                                                                                                                  -----------------
              15. Trust yields for the related Monthly Period

                             a. The cash yield for the related Monthly Period...................................              22.24%
                                                                                                                  -----------------
                             b. The default rate for the related Monthly Period.................................               6.48%
                                                                                                                  -----------------

               c. The Net Portfolio Yield for the related Monthly Period .............................    15.76%
                                                                                                        -------
               d. The Base Rate for the related Monthly Period .......................................     5.87%
                                                                                                        -------
               e. The Excess Spread Percentage for the related Monthly Period ........................     9.89%
                                                                                                        -------
               f. The Quarterly Excess Spread Percentage for the related Monthly Period ..............     9.89%
                                                                                                        -------

                           i) Excess Spread Percentage related to                             Apr-05       9.90%
                                                                                                        -------
                           ii) Excess Spread Percentage related to                            Mar-05      10.13%
                                                                                                        -------
                           iii) Excess Spread Percentage related to                           Feb-05       8.63%
                                                                                                        -------

16. Floating Rate Determinations:

Average Federal Funds Rate for the Interest Period from April 20, 2005 through and including
 May 19, 2005                                                                                           2.91333%
                                                                                                        -------
LIBOR for the Interest Period from April 20, 2005 through and including May 19, 2005                    2.99000%
                                                                                                        -------

Federal Funds Rate in effect for each day during the interest period of April 20, 2005 through and including May 19, 2005

April 20  2.74%  April 28  2.63%  May 6   2.99%  May 14  3.01%
April 21  2.74%  April 29  2.89%  May 7   2.99%  May 15  3.01%
April 22  2.75%  April 30  2.89%  May 8   2.99%  May 16  3.01%
April 23  2.75%  May 1     2.89%  May 9   2.98%  May 17  3.06%
April 24  2.75%  May 2     2.97%  May 10  2.99%  May 18  3.06%
April 25  2.74%  May 3     2.98%  May 11  2.99%  May 19  3.06%
April 26  2.82%  May 4     2.95%  May 12  2.99%
April 27  2.78%  May 5     2.99%  May 13  3.01%

17.  Principal Funding Account

                 a. The amount on deposit in the Principal Funding Account on the related Payment Date
                    (after taking into consideration deposits and withdraws for the related Payment Date) ...  $                  -
                                                                                                               --------------------
                 b. The Accumulation Shortfall with respect to the related Monthly Period ...................  $                  -
                                                                                                               --------------------
                 c. The Principal Funding Investment Proceeds deposited in the Collection Account to be
                    treated as Available Finance Charge Collections .........................................  $                  -
                                                                                                               --------------------

18. Reserve Account

                 a. The amount on deposit in the Reserve Account on the related Payment Date (after taking
                    into consideration deposits and withdraws for the related Payment Date) .................  $         375,000.00
                                                                                                               --------------------
                 b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection
                    Account to be treated as Available Finance Charge Collections ...........................  $                  -
                                                                                                               --------------------
                 c. Interest earnings on the Reserve Account deposited into the Collection Account to be
                    treated as Available Finance Charge Collections .........................................  $             252.82
                                                                                                               --------------------

19. Cash Collateral Account

                 a. The Required Cash Collateral Account Amount on the related Payment Date .................  $       6,750,000.00
                                                                                                               --------------------
                 b. The Available Cash Collateral Account Amount on the related Payment Date ................  $       6,750,000.00
                                                                                                               --------------------

20. Investor Charge-Offs

                 a. The aggregate amount of Investor Charge-Offs for the related Monthly Period ...............$                  -
                                                                                                               --------------------
                 b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ...............$                  -
                                                                                                               --------------------

21. The Monthly Principal Reallocation Amount for the related Monthly Period ..................................$                  -
                                                                                                               --------------------

                              Advanta Bank Corp.
                              as Servicer

                              By: /s/ MICHAEL COCO
                              Name: Michael Coco
                              Title: Vice President and Treasurer

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to principal payment to the Class A Noteholder.............   $                -
                                                                                                                ------------------
         2. The amount of distribution in respect to principal payment to the Class B Noteholder.............   $                -
                                                                                                                ------------------
         3. The amount of distribution in respect to principal payment to the Class C Noteholder.............   $                -
                                                                                                                ------------------
         4. The amount of distribution in respect to principal payment to the Class D Noteholder.............   $                -
                                                                                                                ------------------
II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The amount of distribution in respect to the Class A Monthly Interest............................              2.71667
                                                                                                                ------------------
         2. The amount of distribution in respect to the Class B Monthly Interest............................              3.45000
                                                                                                                ------------------
         3. The amount of distribution in respect to the Class C Monthly Interest............................              4.90833
                                                                                                                ------------------
         4. The amount of distribution in respect to the Class D Monthly Interest............................              8.74167
                                                                                                                ------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

         1. The total amount of distribution in respect to the Class A Noteholder............................              2.71667
                                                                                                                ------------------
         2. The total amount of distribution in respect to the Class B Noteholder............................              3.45000
                                                                                                                ------------------
         3. The total amount of distribution in respect to the Class C Noteholder............................              4.90833
                                                                                                                ------------------
         4. The total amount of distribution in respect to the Class D Noteholder............................              8.74167
                                                                                                                ------------------
IV. Information regarding the performance of the Advanta Business Card Master Trust

         1. The aggregate amount of such Collections with respect to
            Principal Receivables for the Monthly Period preceding such
            Payment Date.....................................................................................   $   728,509,558.76
                                                                                                                ------------------
         2. The aggregate amount of such Collections with respect to
            Finance Charge and Administrative Receivables
            for the Monthly Period preceding such Payment Date...............................................   $    58,934,333.19
                                                                                                                ------------------
         3. Recoveries for the preceding Monthly Period......................................................   $     1,543,522.46
                                                                                                                ------------------
         4. The Defaulted Amount for the preceding Monthly Period............................................   $    17,474,203.91
                                                                                                                ------------------
         5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
            average Receivables for the preceding Monthly Period.............................................                 5.91%
                                                                                                                ------------------
         6. The total amount of Principal Receivables in the trust at the
            beginning of the preceding Monthly Period........................................................   $ 3,135,065,818.29
                                                                                                                ------------------
         7. The total amount of Principal Receivables in the trust as of the last
            day of the preceding Monthly Period..............................................................   $ 3,223,666,959.35
                                                                                                                ------------------
         8. The total amount of Finance Charge and Administrative
            Receivables in the Trust at the beginning of the
            preceding Monthly Period.........................................................................   $    56,405,964.47
                                                                                                                ------------------
         9. The total amount of Finance Charge and Administrative
            Receivables in the Trust as of the last day of the
            preceding Monthly Period.........................................................................   $    54,072,505.86
                                                                                                                ------------------

    10. The aggregated Adjusted Invested Amounts of all Series of
        Notes outstanding as of the last day of the preceding Monthly Period............................       $ 2,619,750,000.00
                                                                                                               ------------------
    11. The Transferor Interest as of the last day of the preceding Monthly Period......................       $   603,916,959.35
                                                                                                               ------------------
    12. The transferor percentage as of the last day of the preceding Monthly Period....................                    18.73%
                                                                                                               ------------------
    13. The Required Transferor Percentage..............................................................                     6.00%
                                                                                                               ------------------
    14. The Required Transferor Interest................................................................       $   193,420,017.56
                                                                                                               ------------------
    15. The monthly principal payment rate for the preceding Monthly Period.............................                   23.237%
                                                                                                               ------------------
    16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period....       $                -
                                                                                                               ------------------
    17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                            Percentage               Aggregate
                                                             of Total                 Account
                                                           Receivables                Balance
(a) Delinquent between 30 days and 59 days                    1.092%              $ 35,786,174.60
(b) Delinquent between 60 days and 89 days                    0.997%              $ 32,680,545.75
(c) Delinquent between 90 days and 119 days                   0.865%              $ 28,342,162.84
(d) Delinquent between 120 days and 149 days                  0.570%              $ 18,690,274.23
(e) Delinquent between 150 days and 179 days                  0.565%              $ 18,504,240.11
(f) Delinquent 180 days or greater                            0.000%              $             -
                                                              -----               ---------------
(g) Aggregate                                                 4.089%              $134,003,397.53
                                                              =====               ===============

V. Information regarding Series 2003-D

         1. The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-D as of the last day of
            the related Monthly Period.......................................................................   $  400,000,000.00
                                                                                                                -----------------
         2. The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-D on the last day of
            the related Monthly Period.......................................................................   $  400,000,000.00
                                                                                                                -----------------
                                                                                              NOTE FACTORS
         3. The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the related
            Monthly Period.....................................................................  1.0000         $  320,000,000.00
                                                                                                                -----------------
         4. The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
            Monthly Period.....................................................................  1.0000         $   37,000,000.00
                                                                                                                -----------------
         5. The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
            Monthly Period.....................................................................  1.0000         $   29,000,000.00
                                                                                                                -----------------
         6. The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
            Monthly Period.....................................................................  1.0000         $   14,000,000.00
                                                                                                                -----------------
         7. The Floating Investor Percentage with respect to the period:

         April 1, 2005 through April 18, 2005                                                                          12.7589028%
                                                                                                                -----------------
         April 19, 2005 through April 27, 2005                                                                         12.2697016%
                                                                                                                -----------------
         April 28, 2005 through April 30, 2005                                                                         12.3222741%
                                                                                                                -----------------
         8. The Fixed Investor Percentage with respect to the period:

         April 1, 2005 through April 18, 2005                                                                          N/A
                                                                                                                -----------------
         April 19, 2005 through April 27, 2005                                                                         N/A
                                                                                                                -----------------
         April 28, 2005 through April 30, 2005                                                                         N/A
                                                                                                                -----------------
         9. The amount of Investor Principal Collections applicable to Series 2003-D.........................   $   91,411,091.00
                                                                                                                -----------------
         10a. The amount of Available Finance Charge Collections on deposit in
          the Collection Account on the related Payment Date.................................................   $    5,581,239.48
                                                                                                                -----------------
         10b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
          Section 8.04(a) of the Master Indenture............................................................   $    1,833,571.74
                                                                                                                -----------------

         11.  The Investor Default Amount for the related Monthly Period.....................................   $    2,160,449.11
                                                                                                                -----------------

         12.  The Monthly Servicing Fee for the related Monthly Period.......................................   $      666,666.67
                                                                                                                -----------------

         13. Trust yields for the related Monthly Period

               a. The cash yield for the related Monthly Period..............................................               22.24%
                                                                                                                -----------------

               b. The default rate for the related Monthly Period............................................                6.48%
                                                                                                                -----------------

      c.  The Net Portfolio Yield for the related Monthly Period....................................               15.76%
                                                                                                       -----------------

      d.  The Base Rate for the related Monthly Period..............................................                5.79%
                                                                                                       -----------------

      e.  The Excess Spread Percentage for the related Monthly Period...............................                9.97%
                                                                                                       -----------------

      f.  The Quarterly Excess Spread Percentage for the related Monthly Period.....................                9.65%
                                                                                                       -----------------

            i) Excess Spread Percentage related to     Apr-05                                                       9.97%
                                                                                                       -----------------

            ii) Excess Spread Percentage related to    Mar-05                                                      10.22%
                                                                                                       -----------------

            iii) Excess Spread Percentage related to   Feb-05                                                       8.76%
                                                                                                       -----------------
14. Floating Rate Determinations:

LIBOR for the Interest Period from  April 20, 2005 through and  including May 19, 2005                           2.99000%
                                                                                                       -----------------

15. Principal Funding Account

      a. The amount on deposit in the Principal Funding Account on the related Payment Date
         (after taking into consideration deposits and withdraws
         for the related Payment Date)..............................................................   $               -
                                                                                                       -----------------

      b. The Accumulation Shortfall with respect to the related Monthly Period......................
                                                                                                       -----------------
      c. The Principal Funding Investment Proceeds deposited in the Collection
         Account to be treated as Available Finance Charge Collections..............................   $               -
                                                                                                       -----------------

16. Reserve Account

      a. The amount on deposit in the Reserve Account on the related Payment
         Date (after taking into consideration deposits and withdraws for the
         related Payment Date)......................................................................   $               -
                                                                                                       -----------------
      b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
         Collections................................................................................   $               -
                                                                                                       -----------------
      c. Interest earnings on the Reserve Account deposited into the Collection
         Account to be treated as Available Finance Charge Collections..............................   $               -
                                                                                                       -----------------

17. Cash Collateral Account

      a. The Required Cash Collateral Account Amount on the related Payment Date....................   $    9,000,000.00
                                                                                                       -----------------

      b. The Available Cash Collateral Account Amount on the related Payment Date...................   $    9,000,000.00
                                                                                                       -----------------

18. Investor Charge-Offs

      a. The aggregate amount of Investor Charge-Offs for the related Monthly Period................   $               -
                                                                                                       -----------------

      b. The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date................   $               -
                                                                                                       -----------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period........................   $               -
                                                                                                       -----------------

                    Advanta Bank Corp.
                    as Servicer

                    By: /s/ MICHAEL COCO
                    Name: Michael Coco
                    Title: Vice President and Treasurer

EXHIBIT C

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  ADVANTASERIES
                          PERIOD ENDING APRIL 30, 2005

The information which is required to be prepared with respect to the Payment Date of May 20, 2005 and with respect to the performance of the Trust during the period of April 1, 2005 through April 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                 Total amount of principal
                   CUSIP Number          to be paid             Per $1,000
                   ------------  -------------------------      ----------
NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                       Total amount of interest
         CUSIP Number       to be paid              Per $1,000
         ------------  ------------------------     ----------
2005-B1   00761H BH 3        272,277.78                2.72278
2004-C1   00761H BG 5        336,666.67                3.36667
2004-D1                       66,583.33                6.65833

III. Information regarding the performance of the Advanta Business Card Master Trust

1.  The aggregate amount of such Collections with respect to Principal Receivables for the Monthly
    Period preceding such Payment Date                                                               $   728,509,558.76
                                                                                                     ------------------
2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
    Receivables for the Monthly Period preceding such Payment Date                                   $    58,934,333.19
                                                                                                     ------------------
3.  Recoveries for the Monthly Period preceding such Payment Date                                    $     1,543,522.46
                                                                                                     ------------------
4.  The Defaulted Amount for the Monthly Period preceding such Payment Date                          $    17,474,203.91
                                                                                                     ------------------
5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
    Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
    Receivables for the preceding Monthly Period                                                                   5.91%
                                                                                                     ------------------
6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
    Monthly Period                                                                                   $ 3,135,065,818.29
                                                                                                     ------------------
7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
    Monthly Period                                                                                   $ 3,223,666,959.35
                                                                                                     ------------------
8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
    beginning of the preceding Monthly Period                                                        $    56,405,964.47
                                                                                                     ------------------
9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
    day of the preceding Monthly Period                                                              $    54,072,505.86
                                                                                                     ------------------
10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
    of the preceding Monthly Period                                                                  $ 2,619,750,000.00
                                                                                                     ------------------
11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date          $   603,916,959.35
                                                                                                     ------------------
12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                     18.73%
                                                                                                     ------------------
13. The Required Transferor Percentage                                                                             6.00%
                                                                                                     ------------------
14. The Required Transferor Interest                                                                 $   193,420,017.56
                                                                                                     ------------------
15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                        23.237%
                                                                                                     ------------------
16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such
    Payment Date                                                                                     $                -
                                                                                                     ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the
    Monthly Period preceding such Payment Date:

                                               Percentage of Total     Aggregate Account
                                                  Receivables              Balance
                                               -------------------     -----------------
(a) Delinquent between 30 days and 59 days              1.092%         $   35,786,174.60
(b) Delinquent between 60 days and 89 days              0.997%             32,680,545.75
(c) Delinquent between 90 days and 119 days             0.865%             28,342,162.84
(d) Delinquent between 120 days and 149 days            0.570%             18,690,274.23
(e) Delinquent between 150 days and 179 days            0.565%             18,504,240.11
(f) Delinquent 180 days or greater                      0.000%                         -
                                                        -----          -----------------
(g) Aggregate                                           4.089%         $  134,003,397.53
                                                        =====          =================

IV. Information regarding the AdvantaSeries

1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                      Initial Principal   Outstanding Principal   Adjusted Outstanding      Invested        Adjusted Invested
                           Balance               Balance            Principal Balance        Amount              Amount
                      -----------------   ---------------------   --------------------   ----------------   -----------------
2005-B1               $  100,000,000.00   $      100,000,000.00   $     100,000,000.00   $ 100,000,000.00   $  100,000,000.00
                      -----------------   ---------------------   --------------------   ----------------   -----------------
Total Class B         $  100,000,000.00   $      100,000,000.00   $     100,000,000.00   $ 100,000,000.00   $  100,000,000.00


2004-C1               $  100,000,000.00   $      100,000,000.00   $     100,000,000.00   $ 100,000,000.00   $  100,000,000.00
                      -----------------   ---------------------   --------------------   ----------------   -----------------
Total Class C         $  100,000,000.00   $      100,000,000.00   $     100,000,000.00   $ 100,000,000.00   $  100,000,000.00


2004-D1               $   10,000,000.00   $       10,000,000.00   $      10,000,000.00   $  10,000,000.00   $   10,000,000.00
                      -----------------   ---------------------   --------------------   ----------------   -----------------
Total Class D         $   10,000,000.00   $       10,000,000.00   $      10,000,000.00   $  10,000,000.00   $   10,000,000.00
                      -----------------   ---------------------   --------------------   ----------------   -----------------

Total AdvantaSeries   $  210,000,000.00   $      210,000,000.00   $     210,000,000.00   $ 210,000,000.00   $  210,000,000.00
                      =================   =====================   ====================   ================   =================

2. Weighted Average Floating Allocation Amount for the related Monthly Period            $   143,333,333.33
                                                                                         ------------------

3. The Floating Investor Percentage with respect to the period:

April 1, 2005 through April 18, 2005                                                              3.5086983%
                                                                                         ------------------
April 19, 2005 through April 20, 2005                                                             3.3741679%
                                                                                         ------------------
April 21, 2005 through April 27, 2005                                                             6.4389548%
                                                                                         ------------------
April 28, 2005 through April 30, 2005                                                             6.4691939%
                                                                                         ------------------
4. The Fixed Investor Percentage with respect to the period:

April 1, 2005 through April 18, 2005                                                              3.5086983%
                                                                                         ------------------
April 19, 2005 through April 20, 2005                                                             3.3741679%
                                                                                         ------------------
April 21, 2005 through April 27, 2005                                                             6.4389548%
                                                                                         ------------------
April 28, 2005 through April 30, 2005                                                             6.4691939%
                                                                                         ------------------
5. The amount of Investor Principal Collections applicable to the AdvantaSeries          $    33,448,954.70
                                                                                         ------------------
6a. The amount of Available Finance Charge Collections on deposit in the Collection
    Account on the related Payment Date                                                  $     2,047,301.71
                                                                                         ------------------
6b. The amount of Available Finance Charge Collections not on deposit in the
    Collection Account on related Payment Date pursuant to Section 8.04(a) of the
    Master Indenture                                                                     $       675,554.31
                                                                                         ------------------
7. The AdvantaSeries Defaulted Amount for the related Monthly Period                     $     1,060,599.89
                                                                                         ------------------
8. The AdvantaSeries Monthly Servicing Fee for the related Monthly Period                $       238,889.33
                                                                                         ------------------
9. AdvantaSeries performance for the related Monthly Period

        a. The cash yield for the related Monthly Period                                              22.80%
                                                                                         ------------------
        b. The default rate for the related Monthly Period                                             8.88%
                                                                                         ------------------
        c. The Net Portfolio Yield for the related Monthly Period                                     13.92%
                                                                                         ------------------
        d. The Base Rate for the related Monthly Period                                                5.91%
                                                                                         ------------------
        e. The Excess Spread Percentage for the related Monthly Period                                 8.01%
                                                                                         ------------------
        f. The Quarterly Excess Spread Percentage                                                      8.47%
                                                                                         ------------------
        g. The Excess Spread Amount for the related Monthly Period                       $       747,839.02
                                                                                         ------------------
        h. The average Excess Spread Amount for the three preceding Monthly Periods      $       793,739.97
                                                                                         ------------------
10. Floating interest rate determinations:

        LIBOR on 2004-C1 and 2004-D1 for the Interest Period from April 20, 2005
        through and including May 19, 2005                                                          2.99000%
                                                                                         ------------------
        LIBOR on 2005-B1 for the Interest Period from April 21, 2005 through and
        including May 19, 2005                                                                      3.00000%
                                                                                         ------------------

11. Required interest payments

                    Required interest       Interest shortfalls        Amounts withdrawn
                   amounts with respect        and additional         from the Collection
                  to the current Interest   interest from prior      Account for payment of       Unpaid required
                        Period                    periods           required interest amounts     interest amounts
                  -----------------------   -------------------     -------------------------     ----------------
2005-B1               $ 272,277.78                 $ -                     $ 272,277.78                 $ -
                      ------------                 ---                     ------------                 ---
Total Class B         $ 272,277.78                 $ -                     $ 272,277.78                 $ -

2004-C1               $ 336,666.67                 $ -                     $ 336,666.67                 $ -
                      ------------                 ---                     ------------                 ---
Total Class C         $ 336,666.67                 $ -                     $ 336,666.67                 $ -

2004-D1               $  66,583.33                 $ -                     $  66,583.33                 $ -
                      ------------                 ---                     ------------                 ---
Total Class D         $  66,583.33                 $ -                     $  66,583.33                 $ -
                      ------------                 ---                     ------------                 ---

Total Advanta Series  $ 675,527.78                 $ -                     $ 675,527.78                 $ -
                      ============                 ===                     ============                 ===

12. Principal Funding Account

    Beginning       Required Principal     Actual Deposit    Principal Funding  Amount Withdrawn   Withdrawals          Ending
Principal Funding    Deposit Amount to    to the Principal  Sub-Account Amount     for Payment     of Coverage    Principal Funding
   Sub-Account     the Principal Funding       Funding           prior to        of Principal to  Funding Excess     Sub-Account
     Amount             Sub-Account          Sub-Account        Withdrawals        Noteholders       Amount            Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  -----------------

NOTHING TO REPORT

13. Coverage Funding Required Amounts

a. Coverage Funding Amount as of the end of the related Monthly Period          $               -
                                                                                -----------------
b. The Coverage Funding Amount for the Class A Notes as of the end of
   the related Monthly Period                                                   $               -
                                                                                -----------------
c. The Coverage Funding Amount for the Class B Notes as of the end of
   the related Monthly Period                                                   $               -
                                                                                -----------------
d. The Coverage Funding Amount for the Class C Notes as of the end of
   the related Monthly Period                                                   $               -
                                                                                -----------------

14. Cash Collateral Account

a. The Required Cash Collateral Account Amount on the related Payment
   Date                                                                         $    4,725,000.00
                                                                                -----------------
b. The Available Cash Collateral Account Amount on the related Payment
   Date                                                                         $    4,725,000.00
                                                                                -----------------
c. Has a Portfolio Decline Event occurred with respect to the Monthly
   Period preceding such Payment Date                                                  NO
                                                                                -----------------

15. Spread Account

a. The Required Spread Account Amount on the related Payment Date               $               -
                                                                                -----------------
b. The amount on deposit in the Spread Account on the related Payment
   Date                                                                         $               -
                                                                                -----------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                                           Excess of
                    Required        Required                           Subordinated Notes
                 subordination   Subordinated                             over Required
                  percentage         Amount       Subordinated Notes   Subordinated Amount
                 -------------   -------------    ------------------   -------------------
Class A                21.5805%  $           -    $   210,000,000.00   $    210,000,000.00
Class B                 8.9918%   8,991,800.00        110,000,000.00        101,008,200.00
Class C                 3.6269%   7,253,800.00         10,000,000.00          2,746,200.00

17. Adjusted Invested Amount

                                                             Increase from the
                                                             withdrawal of the
                                         Initial Principal   Coverage Funding                       Reductions due to
                                         Balances and any   Excess Amount from    Increase from     reallocation of
                                         Increase from the    the Principal     reimbursements of  Available Principal
                     Beginning Adjusted   issuance of any      Funding sub-     Adjusted Invested    Collection and
                      Invested Amount    additional Notes        Account         Amount Deficit    Investor Charge-Offs
                     ------------------  -----------------  ------------------  -----------------  --------------------
2005-B1              $                -  $  100,000,000.00  $                -  $               -  $                  -
                     ------------------  -----------------  ------------------  -----------------  --------------------
Total Class B        $                -  $  100,000,000.00  $                -  $               -  $                  -

2004-C1              $   100,000,000.00  $               -  $                -  $               -  $                  -
                     ------------------  -----------------  ------------------  -----------------  --------------------
Total Class C        $   100,000,000.00  $               -  $                -  $               -  $                  -

2004-D1              $    10,000,000.00  $               -  $                -  $               -  $                  -
                     ------------------  -----------------  ------------------  -----------------  --------------------
Total Class D        $    10,000,000.00  $               -  $                -  $               -  $                  -
                     ------------------  -----------------  ------------------  -----------------  --------------------
Total AdvantaSeries  $   110,000,000.00  $  100,000,000.00  $                -  $               -  $                  -
                     ==================  =================  ==================  =================  ====================

                      Reduction due to
                     amounts deposited
                     into the Principal
                         Funding Sub-    Ending Adjusted
                           Account       Invested Amount
                     ------------------  ----------------
2005-B1              $                -  $ 100,000,000.00
                     ------------------  ----------------
Total Class B        $                -  $ 100,000,000.00

2004-C1              $                -  $ 100,000,000.00
                     ------------------  ----------------
Total Class C        $                -  $ 100,000,000.00

2004-D1              $                -  $  10,000,000.00
                     ------------------  ----------------
Total Class D        $                -  $  10,000,000.00
                     ------------------  ----------------
Total AdvantaSeries  $                -  $ 210,000,000.00
                     ==================  ================

                               Advanta Bank Corp.
                               as Servicer

                               By: /s/ MICHAEL COCO
                               -------------------------
                               Name: Michael Coco
                               Title: Vice President and Treasurer